UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 10, 2012

3DIcon Corporation

(Exact name of registrant as specified in charter)

Oklahoma	333- 143761	73-1479206
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6804 South Canton Avenue, Suite 150 Tulsa, OK	74136
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 494-0505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Two letters to the shareholders of 3DIcon Corporation (the “Company”) were issued on April 10, 2012 and April 12, 2012. A copy of the letters from the Company’s outgoing Chief Executive Officer, Sidney A. Aroesty, and the Company’s incoming Chief Executive Officer, Mark Willner, are attached herewith as Exhibit 99.1 and Exhibit 99.2, respectively. A copy of the press releases announcing the letters are attached herewith as Exhibit 99.3 and Exhibit 99.4.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

99.1	Letter to shareholders from 3DIcon’s Outgoing Chief Executive Officer, Sidney Aroesty
99.2	Letter to shareholders from 3DIcon’s Incoming Chief Executive Officer, Mark Willner
99.3	Press release dated April 10, 2012
99.4	Press release dated April 12, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3DICON CORPORATION

Date: April 13, 2012	By:	/s/ Mark Willner
Name: Mark Willner Position: Chief Executive Officer